         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) December 23,
                              1997



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




     British Columbia, Canada          333-08407         8736-3354
  (State or Other Jurisdiction of     (Commission     (I.R.S. Employer
  Incorporation or Organization)      File Number)   Identification No.)

  2454 McMullen Booth Road, Building C
        Clearwater, Florida                                33759
(Address of Principal Executive Offices)                 (Zip Code)



                           (813) 726-0763
        (Registrant's telephone number, Including area code)


                           Not applicable
  (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     Effective December 23, 1997, the Company's common stock was approved to be listed on the NASDAQ Small Cap System and commenced trading on December 29, 1997, under the symbol NICKF.

     On December 23, 1997, the registrant issued a press release announcing the approval, a copy of which is attached as exhibit
99.1 to this Form 8-K and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

    (c) Exhibits

        Exhibit No.      Description of Document
        -----------      ---------------------------------

           99.1          Press release dated December 23,
                         1997 issued by the registrant

                           SIGNATURES

   In accordance with the requirements of the Securities Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and authorized this Report to be signed on its behalf by the undersigned, in the City of Clearwater, State of Florida, on December 30, 1997.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: December 30, 1997       /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: December 30, 1997       /s/ Ralph T. Finkenbrink
                                Ralph T. Finkenbrink
                                (Principal Financial Officer
                                and Accounting Officer)

                           Exhibit 99.1
                     Registrant's Press Release

-------------------------------------------------------------------

                                            FOR IMMEDIATE RELEASE
Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759

               Date:    December 23, 1997          Nasdaq: NICKF
               Contact: Ralph Finkenbrink          VSE   : NIC.U
                        Vice President, Finance
                        Nicholas Financial, Inc
                        Ph # - 813-726-0763
                        fax # - 813-726-2140
                        web site: www.nicfn.com




           NICHOLAS FINANCIAL RECEIVES NASDAQ APPROVAL
                   THE STOCK SYMBOL IS: NICKF


Clearwater, Florida, - December 23, 1997: Nicholas Financial, Inc. is pleased to report that it has received approval to have its common stock listed on the NASDAQ Small Cap System. The company has been listed on the NASD Bulletin Board for the past two (2) years. It is anticipated that the stock will commence trading on Monday, December 29, 1997 under the symbol NICKF.

According to Peter L. Vosotas, Chairman & President, "We are very happy to be admitted to this most prestigious exchange. It has been our goal for the past few years, and we have achieved it. What a great Christmas present! We believe that NASDAQ's worldwide visibility will provide a greater public audience for our shares to be evaluated, and this in turn should increase our share liquidity."

The company is pleased to announce that it has opened a branch office in Marietta, Georgia in November. This brings the total to three (3) branch offices in Georgia. The company operates eleven
(11) branch offices in Florida, bringing the total number of branch locations to fourteen (14).

-----------------------------------------------------------------
Nicholas Financial, Inc. is a consumer finance company that provides funding for pre-owned automobiles and light trucks. Its software subsidiary, Nicholas Data Services, Inc. designs, develops, supports and sells computer software to a variety of small businesses.
-----------------------------------------------------------------

                           ### end ###